UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 13, 2007

AMS HEALTH SCIENCES, INC. (Exact name of registrant as specified in its charter)
OKLAHOMA (State or other jurisdiction of incorporation)	001−13343 (Commission File Number)	73-1323256 (I.R.S. Employer Identification No.)

711 NE 39th Street, Oklahoma City, OK (Address of principal executive offices)	73105 (Zip Code)
Registrant’s telephone number, including area code: (405) 842-0131

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2007, Lawrence R. Moreau resigned from the Company’s Board of Directors.  His resignation, which was effective immediately, was for personal reasons.  The full text of Mr. Moreau’s e-mail message containing his resignation is being filed as Exhibit 99.1 to this Current Report and is incorporated by reference as if fully set forth herein.  Mr. Moreau was a member of the Compensation Committee.

On November 14, 2007, Stephen E. Jones, Ronald L. Smith and Richard C. Wiser also resigned from the Company’s Board of Directors.  Mr. Jones’ resignation, which was effective immediately, was for personal reasons.  The full text of Mr. Jones’ letter is being filed as Exhibit 99.2 to this Current Report and is incorporated by reference as if fully set forth herein.  Mr. Jones was a member of the Audit Committee and the Compensation Committee.

According to the resignation letters of Messrs. Smith and Wiser, their resignations, which were both effective immediately, were caused by (i) a disagreement about the Company’s refusal to pay the retainer for independent counsel engaged by the Audit Committee, of which both Mr. Smith and Mr. Wiser were members, and (ii) other, unspecified disagreements with management.  The Company disagrees with Messrs. Smith’s and Wiser’s assessment (to the extent disclosed in their respective letters), but agree that it was in the best interests of both the Company and each such director to part ways.  The full text of Messrs. Smith’s and Wiser’s letters are being filed as Exhibits 99.3 and 99.4, respectively, to this Current Report and are incorporated by reference as if fully set forth herein.  Messrs. Smith and Jones were members of the Audit Committee.

Item 8.01	Other Events.

On November 12, 2007, the AMS Board of Directors voted to grant each non-employee director 100,000 stock options in accordance with the 2006 Long-Term Incentive Plan.  These options vest immediately and have an exercise price equal to the current market price. Such options expire ten (10) years from date of issue.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

99.1	E-mail message from Lawrence R. Moreau regarding his resignation from the Board of Directors of the Company, dated November 13, 2007 [redacted to remove e-mail addresses].

99.2	Letter dated November 14, 2007 from Stephen E. Jones regarding his resignation from the Board of Directors of the Company.

99.3	Letter dated November 14, 2007 from Ronald L. Smith regarding his resignation from the Board of Directors of the Company.

99.4	Letter dated November 14, 2007 from Richard C. Wiser regarding his resignation from the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    AMS HEALTH SCIENCES, INC.
                  (Registrant)

Date:  November 20, 2007                                                                                      By:  /s/ Robin L. Jacob
                   Robin L. Jacob
                   Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	E-mail message from Lawrence R. Moreau regarding his resignation from the Board of Directors of the Company, dated November 13, 2007 [redacted to remove e-mail addresses].
99.2*	Letter dated November 14, 2007 from Stephen E. Jones regarding his resignation from the Board of Directors of the Company.
99.3*	Letter dated November 14, 2007 from Ronald L. Smith regarding his resignation from the Board of Directors of the Company.
99.4*	Letter dated November 14, 2007 from Richard C. Wiser regarding his resignation from the Board of Directors of the Company.

*           Filed herewith.